EXHIBIT 10-I.
-------------
(J-XII)


           PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS
      (Plaza Hermosa Shopping Center; Hermosa Beach, California)


     THIS AGREEMENT is made and entered into as of the _______ day of November, 1997 (the "Effective Date"), by and between JMB INCOME
PROPERTIES, LTD.-XII, an Illinois limited partnership (hereinafter called "Seller"), and PACIFIC RETAIL TRUST, a Maryland real estate investment trust (hereinafter called "Buyer").

                            R E C I T A L S
     A. Seller is the owner of that certain real property located in the City of Hermosa Beach, County of Los Angeles, State of California, consisting primarily of a shopping center sometimes known as "Plaza Hermosa Shopping Center" (the "Premises").

     B. Buyer desires to purchase, and Seller desires to sell, such Premises on the terms and conditions hereinafter documented.

     NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

     1. PURCHASE AND SALE. Seller shall sell to Buyer, and Buyer shall purchase from Seller, the land (the "Land") described in Exhibit "A" attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all improvements, structures, supplies and fixtures located upon the Land, all right, title and interest of Seller in and to those items of personal property described in Exhibit "B" attached hereto and made a part hereof, all right, title and interest of Seller in and to the name "Plaza Hermosa Shopping Center", and, to the extent assignable, all right, title and interest of Seller in and to all leases, contract rights, agreements, tenant lists, advertising material and telephone exchange numbers (hereinafter, collectively, the "Property"), all upon the terms, covenants and conditions hereinafter set forth.

     2. PURCHASE PRICE. The purchase price (the "Purchase Price") for the Property shall be the sum of $13,600,000.

     3. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid to Seller by Buyer as follows:

     A. ESCROW DEPOSIT. Within three (3) business days after the Effective Date, Buyer shall deliver $250,000 (which amount, together with all interest earned thereon, is herein called the "Escrow Deposit") to Chicago Title Insurance Company, at its offices at 700 South Flower Street, Los Angeles, California, Attention: Fran Butler (which company, in its capacity as escrow holder hereunder, is called "Escrow Holder"). The Escrow Deposit shall be delivered to Escrow Holder by wire transfer of immediately available federal funds or by bank or cashier's check evidencing good funds and drawn on a national bank reasonably satisfactory to Seller. The amounts deposited hereunder shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. At all times that the Escrow Deposit is being held by the Escrow Holder, the Escrow Deposit shall be invested by Escrow Holder in the following investments, provided such funds are immediately available ("Approved Investments"): (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major money center banking institution reasonably acceptable to Seller, or (iii) such other manner as may be reasonably agreed to by Seller and Buyer. The Escrow Deposit shall be disposed of by Escrow Holder only as provided in this Agreement.

     B. CLOSING PAYMENT. The balance of the Purchase Price, as adjusted by the application of the Escrow Deposit and by the prorations and credits specified herein, shall be paid in cash on the Closing Date (the amount to be paid under this subparagraph B being herein called the "Closing Payment").

     4.    CONDITIONS PRECEDENT.

     A.    TITLE MATTERS.

     (1)   PRELIMINARY TITLE REPORT.  Seller has ordered (and within ten
(10) days after the Effective Date will deliver) to Buyer and its counsel a copy of a preliminary title report (the "Preliminary Title Report") covering the Property from Chicago Title Insurance Company (which company, in its capacity as title insurer hereunder, is herein called the "Title Company"), together with copies of all exceptions to title referenced thereto. In addition, Seller has ordered (and within ten (10) days after the Effective Date will deliver) to Buyer and its counsel an update of that certain survey of the Property dated July 9, 1997, prepared by Anacal Engineering Co., which survey shall be certified to Buyer and Title Company ("Survey") in accordance with Exhibit "C" attached hereto and made a part hereof. If Buyer shall fail to deliver written notice ("Title Objection Notice") setting forth those title and survey matters to which Buyer objects on or before the date which is ten (10) days after the date Buyer has received both the Preliminary Title Report and the Survey (the "Title Review Period"), Buyer shall be deemed to have approved the exceptions to title shown on the Preliminary Title Report and the matters disclosed on the Survey. Approval by Buyer of any additional exceptions to title or survey matters disclosed after the end of the Title Review Period shall be a condition precedent to Buyer's obligation to purchase the Property. Unless Buyer gives written notice that it disapproves any such additional exceptions to title or survey matters, stating the exceptions so disapproved, on or before the sooner to occur of five (5) business days after receipt of written notice thereof or the Closing Date, Buyer shall be deemed to have approved said exceptions or survey matters. If for any reason, on or before the Closing Date Seller does not cause such exceptions to title or survey matters which Buyer disapproves (to the extent Buyer is permitted hereunder to so disapprove) to be removed at no cost or expense to Buyer (Seller having the right but not the obligation to do so), unless Buyer elects to waive any such objections by delivering written notice of such waiver to Seller on or before the Closing Date, the obligation of Seller to sell, and Buyer to buy, the Property as herein provided shall terminate (and Seller and Buyer shall have no further obligations in connection herewith). Buyer shall have the option to waive the condition precedent set forth in this paragraph 4A(1) by notice to Seller. In the event of such waiver, such condition shall be deemed satisfied. All matters set forth on the Preliminary Title Report which are not timely objected to by Buyer, are herein called the "Permitted Exceptions". The term "Permitted Exceptions" shall additionally include (i) any title matters objected to by Buyer, which objections are subsequently waived in writing by Buyer, and (ii) any title matters objected to by Buyer, which objections are cured to Buyer's satisfaction. Notwithstanding the foregoing to the contrary, Seller shall be obligated to eliminate at or prior to "Closing" (as hereinafter defined) all liens in the nature of (x) a mechanics' or materialmans' lien created as a result of a direct contract entered into by Seller (or its agents), (y) a deed of trust or mortgage created by Seller and (z) a tax or judgment lien against Seller. In the event that Seller fails to eliminate a lien that Seller is obligated to eliminate in accordance with the immediately preceding sentence, Buyer shall receive at Closing a credit against the Purchase Price in an amount equal to the amount of the lien that Seller has failed to so eliminate.

     (2) EXCEPTIONS TO TITLE. Buyer shall be obligated to accept title to the Property, subject to the following exceptions to title:

     (a)   Real estate taxes and assessments not yet due and payable; and

     (b)   The Permitted Exceptions.
As a condition to Buyer's obligation to close, the Escrow Agent shall deliver to Buyer at Closing an ALTA Owner's Policy (Revised 10-17-70 and 10-17-84) (or other form if required by state law) of title insurance, with extended coverage (i.e., with ALTA General Exceptions 1 through 5 deleted, or with corresponding deletions if the Property is located in a non-ALTA state), issued by the Title Company as of the date and time of the recording of the "Deed" (as hereinafter defined), in the amount of the Purchase Price, containing the Buyer's Endorsements, insuring Buyer as owner of good, marketable and indefeasible fee simple title to the Property, and subject only to the Permitted Exceptions (the "Owner's Policy"). "Buyer's Endorsements" shall mean, to the extent such endorsements are available under the laws of the state in which the Property is located: (a) owner's comprehensive; (b) access; (c) survey (accuracy of survey); (d) location (survey legal matches title legal); (e) separate tax lot; (f) legal lot; (g) zoning 3.1, with parking and loading docks; and (h) such other endorsements as Buyer may require during the Due Diligence Period based on its review of the Preliminary Title Report and Survey. Seller shall execute at Closing an ALTA Statement (Owner's Affidavit) acceptable to Seller and such other documents or agreements required by the Title Company and acceptable to Seller to issue the Title Policy in accordance with the provisions of this Agreement.
     B. DUE DILIGENCE REVIEWS. Buyer shall have until 5:00 p.m. (Central time) on the date that is thirty (30) days after the Effective Date (the "Due Diligence Period") within which to complete all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property (other than the title and survey reviews contemplated in paragraph A above), including all leases, service contracts, and all physical, environmental and compliance matters and conditions respecting the Property. Seller has delivered (and Buyer hereby acknowledges receipt of), the due diligence materials listed on Exhibit "D" attached hereto and made a part hereof. During the Due Diligence Period, Seller shall provide Buyer with reasonable access to the Property upon reasonable advance notice. Buyer shall promptly commence, and shall diligently and in good faith pursue, its due diligence review hereunder. Buyer shall at all times conduct its due diligence review, inspections and examinations in a manner so as to not cause damage, loss, cost or expense to Seller or the Property and, to the extent reasonably practicable, so as to not interfere with or disturb any tenant at the Property, and Buyer will indemnify, defend, and hold Seller and the Property harmless from and against any such damage, loss, cost or expense (the foregoing obligation surviving any termination of this Agreement). In no event shall Buyer make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water samplings or the like) without Seller's prior written consent (and shall in all events promptly return the Property to its prior condition and repair thereafter). Seller shall have the right, at its option, to cause a representative of Seller to be present at all inspections, reviews and examinations conducted hereunder (including any tenant interviews). At the request of Seller, Buyer shall promptly deliver to Seller true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Buyer by any third party and in the event of termination hereunder, shall return all documents and other materials furnished to or on behalf of Buyer by Seller hereunder.

Buyer shall keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential. Notwithstanding anything herein to the contrary, Buyer may disclose any such information to its employees, consultants and agents on a need to know basis for purposes evaluating the Property, and as may be required in order to comply with any laws or regulations applicable to Buyer (provided, however, that Buyer shall cause such employees, consultants and agents to keep such information strictly confidential).
If, on or before the expiration of the Due Diligence Period, Buyer shall determine that it does not intend to proceed with the acquisition of the Property, then Buyer shall promptly notify Seller and Escrow Holder of such determination in writing (such notice being herein called the "Disapproval Notice"), and in which event this Agreement, and the obligations of the parties, shall terminate and the Escrow Deposit will be returned to Buyer. If Buyer fails to timely deliver the Disapproval Notice, Buyer shall have no further right to terminate this Agreement pursuant to this paragraph 4B. During the Due Diligence Period, Buyer shall notify Seller as to which Service Agreements Buyer will assume and which Service Agreements will be terminated by Seller at Closing. Buyer will assume the obligations arising from and after the Closing Date under those Service Agreements that are not in default as of the Closing Date and which Buyer has elected to assume. Seller shall terminate at Closing all Service Agreements that are not so assumed; provided, however, that Buyer shall be responsible for paying any termination fees or costs associated therewith. Seller shall terminate at Closing, and Buyer shall not assume, any property management agreement affecting the Property.

     C. ESTOPPEL CERTIFICATES. Receipt of estoppel certificates consistent with the "Rent Roll" (as hereinafter defined) and Seller's representations and warranties set forth in paragraph 7A(2)(a) hereof, dated not more than thirty (30) days prior to the Closing Date from Vons, Savon, Aaron Brothers, Blockbuster and 70% of the balance of the tenants at the Property under leases at the Property in effect as of the date hereof, is a condition precedent to Buyer's obligation to purchase the Property hereunder. The estoppel certificates to be obtained from each tenant shall be substantially in the form of Exhibit "E" attached hereto and made a part hereof; provided, however, (i) with respect to the any major national tenant, the applicable estoppel certificate may be in the standard form otherwise required by such entity and (ii) if the applicable tenant lease limits the information required to be certified by the tenant, then an estoppel certificate setting forth only such required information shall be deemed acceptable. If the required tenant estoppel are not delivered to Buyer, or if any tenant estoppel either does not meet the foregoing requirements or discloses any facts objectionable to Buyer in its reasonable opinion, Buyer may elect to either: (x) terminate this Agreement by delivering written notice to Seller on or before the expiration of the Due Diligence Period (in which event the Escrow Deposit shall be promptly returned to Buyer); or (y) waive the satisfaction of this condition (and failure to provide such written notice of termination shall be deemed a waiver) and proceed with transaction contemplated hereunder. Seller's sole obligation hereunder shall be to utilize reasonable efforts to obtain such estoppel certificates (such reasonable efforts obligation not including any obligation to institute legal proceedings or to expend any monies therefor, other than for minor administrative charges incurred by Seller).

     D. PERFORMANCE BY SELLER. The performance and observance, in all material respects, by Seller of all covenants and agreements of this Agreement to be performed or observed by Seller prior to or on the Closing Date shall be a condition precedent to Buyer's obligation to purchase the Property. In addition, in the event that the "Seller Closing Certificate" (as hereinafter defined) shall disclose any material adverse changes in the representations and warranties of Seller contained in paragraph 7A below which are not otherwise permitted or contemplated by this Agreement, then Buyer shall have the right to terminate this Agreement. Buyer shall have the right to terminate this Agreement if any condition precedent set forth in this paragraph 4D is not satisfied, by delivering written notice to Seller. In the event Buyer fails to deliver such notice of termination, such conditions shall be deemed satisfied.

     E. PERFORMANCE BY BUYER. The performance and observance, in all material respects, by Buyer of all covenants and agreements of this Agreement to be performed or observed by it prior to or on the Closing Date shall be a condition precedent to Seller's obligation to sell the Property.

In addition, in the event that the "Buyer Closing Certificate" (as hereinafter defined) shall disclose any material adverse changes in the representations and warranties of Buyer contained in paragraph 7B below which are not permitted or contemplated by this Agreement, then Seller shall have the right to terminate this Agreement. Seller shall have the right to terminate this Agreement if any condition precedent set forth in this paragraph 4E is not satisfied, by delivering written notice to Buyer. In the event Seller fails to deliver such notice of termination, such conditions shall be deemed satisfied.

     5. CLOSING PROCEDURE TRANSACTIONS. The closing (the "Closing") of the sale and purchase herein provided shall be consummated at a closing conference ("Closing Conference"), which shall be held on the Closing Date either at the offices of the Seller at 900 North Michigan Avenue, Chicago,
or through mutually agreeable escrow arrangements.   As used herein,
"Closing Date" means the date which is three (3) business days after the expiration of the Due Diligence Period, or such other date as may be agreed upon by Buyer and Seller in writing.

     A. ESCROW. On or before the Closing Date, the parties shall deliver to Title Company, at its office located at 700 South Flower Street, Los Angeles, California, the following: (1) by Seller, a duly executed and acknowledged original grant deed ("Deed") in favor of Buyer, in the form of Exhibit "F" attached hereto and made a part hereof, and (2) by Buyer, the Closing Payment in immediately available federal funds. Such deliveries shall be made pursuant to escrow instructions ("Escrow Instructions") to be executed among Buyer, Seller and Title Company in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Title Company's receipt of the Deed, the Closing Payment, the issuance by the Title Company of the Owner's Policy in the form specified in paragraph 4A(2) hereof, and an authorization notice from each of Buyer and Seller (and each of Buyer and Seller shall be obligated to deliver such authorization notice at the Closing Conference as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under subparagraph B below).

     B. DELIVERY TO PARTIES. Upon full satisfaction of the conditions set forth in the Escrow Instructions, then on the Closing Date (1) the Deed shall be delivered to Buyer by Title Company's depositing the same for recordation, (2) the Closing Payment (and the Escrow Deposit) shall be delivered to Seller and (3) at the Closing Conference, the following items shall be delivered:

     (1) SELLER DELIVERIES. Seller shall deliver to Buyer the following:

     (a) A duly executed and acknowledged bill of sale, assignment and assumption agreement ("Assignment and Assumption Agreement") in the form of Exhibit "G" attached hereto and made a part hereof;

     (b) A certificate of Seller ("Seller Closing Certificate") updating the representations and warranties contained in paragraph 7A hereof to the Closing Date and noting any changes thereto;

     (c) Duly executed and acknowledged certificates regarding the "non-foreign" status of Seller satisfying both federal and state law requirements;

     (d) Evidence reasonably satisfactory to Escrow Holder respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and

     (e) Such additional documents as may be reasonably required by Buyer and Title Company in order to consummate the transactions hereunder (provided the same do not increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).

     (2)   BUYER DELIVERIES.  Buyer shall deliver to Seller the following:

     (a)   A duly executed and acknowledged Assignment and Assumption
Agreement;

     (b) A certificate of Buyer ("Buyer Closing Certificate") updating the representations and warranties contained in paragraph 7B hereof to the Closing Date and noting any changes thereto;

     (c) Evidence reasonably satisfactory to Escrow Holder respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and

     (d) Such additional documents as may be reasonably required by Seller and Title Company in order to consummate the transactions hereunder (provided the same do not increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).

     C. CLOSING COSTS. Seller shall pay the documentary or transfer taxes attributable to the Deed, and the title insurance premiums (at a rate not in excess of standard issue rates) attributable to standard coverage respecting the CLTA portion of the Owner's Policy, and the cost of updating the Survey. Buyer shall pay all title insurance premiums attributable to the Owner's Policy in excess of standard coverage, as well as any costs attributable to ALTA coverage in connection therewith or for other so-called "extended coverage" or for any endorsements to the Owner's Policy, to the extent any of the foregoing is requested by Buyer, all costs and expenses related to Buyer's due diligence examinations, reviews and inspections, all costs and expenses of any financing which Buyer may obtain in connection with its acquisition and all recording fees for the Deed. Seller and Buyer shall each pay one-half of any closing escrow charges. Seller and Buyer shall each pay its own attorney's fees and expenses and its own respective shares of prorations as hereinafter provided.

     D.    PRORATIONS.

     (1) ITEMS TO BE PRORATED. The following shall be prorated between Seller and Buyer as of the close of the day immediately preceding the Closing Date (the "Adjustment Date"):

     (a) TAXES. All real estate taxes and assessments on the Property applicable to any period prior to the Adjustment Date. Buyer shall receive a credit against the Purchase Price for any accrued but unpaid real estate taxes and assessments on the Property applicable to any period prior to the Adjustment Date. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. In the event that any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Adjustment Date).

     (b) RENTS. All fixed and additional rentals under the Leases, and other tenant charges. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Adjustment Date to Buyer on the Closing Date. Rents which are delinquent as of the Adjustment Date shall not be prorated on the Closing Date. Buyer shall include such delinquencies in its normal billing and shall use commercially reasonable efforts to collect the same after the Closing Date (but Buyer shall not be required to litigate or declare a default in any lease). To the extent Buyer receives rents (other than "Additional Amounts", as hereinafter defined) after the Adjustment Date, such payments shall be applied first toward then current rent owed to Buyer in connection with the applicable lease for which such payments are received, and finally any excess monies received shall be applied toward the payment of any delinquent rents in the inverse order in which they accrued, with Seller's share thereof being promptly delivered to Seller. Buyer may not waive any delinquent rents nor modify a lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller's written consent. Common area charges, taxes, operating expense and other similar expense reimbursement obligations of the tenants under the Leases, as well as any percentage payable thereunder (collectively, "Additional Amounts") shall be prorated as of the Adjustment Date. The parties will finalize such Additional Amounts prorations on the Closing Date or as soon as practicable thereafter (but in any event not later than September 15, 1998) In order for the parties to determine the credits and adjustments herein provided for, no later than three (3) business days prior to the Closing Date, Seller will deliver to Buyer (or otherwise make available to Buyer) copies of all relevant portions of its books and records and all back-up or supporting documentation corroborating the amount paid by Seller and the amount received from the tenants in respect of Additional Amounts, and at Closing, Seller shall deliver to Buyer at the Property copies of the same information for each that has audit rights and the ability to challenge any prior year's reconciliations. Seller agrees to cooperate in good faith and with reasonable diligence in providing to Buyer as and when needed copies of all relevant invoices, bills, evidence of payment and other information required by Buyer to make any required post-Closing reconciliations of Additional Amounts. Proration of expense items contained in the calculation of the Additional Amounts shall be made on the basis that Seller shall be entitled to reimbursement of the applicable expenses incurred by Seller (annualized or otherwise appropriately apportioned) on or prior to the Adjustment Date. To the extent that, based on such determinations, Seller has received amounts in excess of the amount due Seller, then Buyer shall receive a credit equal to such excess amount on the Closing Date (or if determined thereafter, then Seller shall deliver such amounts to Buyer within fifteen (15) days of such determination). To the extent that Seller has received an amount less than the amount so due, Buyer shall deliver such shortfall amount to Seller within fifteen (15) days after such amounts are received from the respective tenants. The amount of percentage rent to be allocated to Seller with respect to each Tenant Lease for the lease year (the "Current Lease Year") in which the Closing Date occurs shall be that amount equal to the amount of percentage rent owed by such tenant for the lease year multiplied by a fraction, the numerator of which is the number of days in such lease year prior to and including the Adjustment Date, and the denominator of which is the total number of days in such lease year. Buyer shall receive a credit at Closing equal to the amount, if any, of percentage rent received by Seller as of the Adjustment Date which is allocable to any period of time after the Adjustment Date. Buyer shall not be obligated to pay or credit Seller any sum on account of the proration of percentage rent as aforesaid unless and until the percentage rent to be prorated as aforesaid shall be received by Buyer. Buyer shall reasonably endeavor to collect delinquencies owed to Seller hereunder (but shall not be require to litigate or declare a default in any lease); provided, however, that Buyer shall not waive any claims for delinquencies relating to Seller's period of ownership without Seller's prior written consent. With respect to delinquent rents, Additional Amounts and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.

     (c)   SECURITY DEPOSITS.     Seller shall deliver or provide a
credit to Buyer in an amount equal to all refundable security deposits (to the extent the foregoing are held by Seller and are not applied or forfeited prior to the Adjustment Date)

     (d) UTILITY AND OPERATING EXPENSES. All utility costs and other normal and customary operating expenses in connection with the Property. Seller shall cause the meters, if any, for utilities to be read on the Adjustment Date and to pay the bills rendered on the basis of such readings. If any such meter reading for any utility is not available, then adjustment therefor shall be made on the basis of the most recently issued bills therefor which are based on meter readings not earlier than thirty
(30) days before the Closing Date; and such adjustment shall be re-prorated when the next utility bills are received. Seller or Buyer, as the case may be, shall receive a credit for regular charges under Service Agreements assumed by Buyer pursuant to this Agreement paid and applicable to Buyer's period of ownership or payable and applicable to Seller's period of ownership, respectively.

     (e) TENANT IMPROVEMENTS AND ALLOWANCES. Tenant improvement expenses (including all hard and soft construction costs, whether payable to the contractor or the tenant), tenant allowances, rent abatement, moving expenses and other out-of-pocket costs which are the obligation of the landlord under Tenant Leases shall be allocated between the parties according to whether such obligations arise in connection with (1) Leases executed as of the date of this Agreement other than with respect to renewal or expansion rights under such Tenant Leases properly exercised after the date of this Agreement (collectively, "Existing TI Obligations"); or (2) Tenant Leases or amendments entered into during the pendency of this Agreement and approved or deemed approved by Buyer pursuant to paragraph 8C and renewals or expansion rights properly exercised after the date of this Agreement ("New TI Obligations"):

     (i) EXISTING TI OBLIGATIONS. If, by the Adjustment Date, Seller has not completed and paid in full Existing TI Obligations, then such costs as reasonably agreed by Buyer and Seller shall be credited against the Purchase Price at Closing, and Buyer shall be responsible for completing and paying such Existing TI Obligations.

     (ii) NEW TI OBLIGATIONS. At Closing, Buyer shall reimburse Seller for the cost for New TI Obligations properly performed and paid for by Seller, and Buyer shall assume the obligation to perform and pay for such New TI Obligations.

     (iii) CHANGE ORDERS. Except as required by the respective terms of the applicable Tenant Leases, Seller shall not agree to any change orders or additions to tenant improvements or material changes in the scope of work or specifications with respect to Existing TI Obligations or New TI Obligations without Buyer's prior written approval (which shall not be unreasonably withheld or delayed).

     (iv) EVIDENCE OF PAYMENT. At Closing, Seller shall provide lien waivers, payment affidavits, certificates of completion, and other evidence reasonably necessary to confirm Seller's compliance with its obligations pursuant to this paragraph 5D(1)(e).

     (v) ASSIGNMENT OF CONSTRUCTION-RELATED CONTRACTS. If Buyer is responsible for completing tenant improvements pursuant to the foregoing provisions, at Closing Seller shall assign to Buyer all contracts (including, without limitation, contracts with contractors, architects and/or consultants) related to such construction other than any contracts which by their terms are non-assignable and the other party thereto refuses to consent to such assignment, pursuant to an assignment instrument in form and substance reasonably acceptable to Buyer, and Seller further shall cause to be delivered to Buyer at Closing written consents and acknowledgments of such other parties to such contracts consenting to such assignment and otherwise in form and substance reasonably acceptable to Buyer.

     (f) LEASING COMMISSIONS. On or before the Closing Date, Seller shall pay in full all leasing commissions due to leasing or other agents for the current remaining term of each Lease (determined without regard to any unexercised termination or cancellation right); provided, however, that at Seller's option, Buyer shall receive a credit against the Purchase Price at Closing in an amount equal to the then unpaid leasing commissions and Buyer shall assume, in writing, the obligation to pay any such leasing commissions due thereunder after the Adjustment Date up to the amount of such credit.

     (2) CALCULATION. The prorations and payments shall be made on the basis of a written statement submitted to Buyer and Seller by Escrow Holder prior to the Close of Escrow and approved by Buyer and Seller. In the event any prorations or apportionments made under this subparagraph D shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. The obligations of Seller and Buyer under this paragraph 5D(2) shall survive the closing until September 15, 1998 (and all reprorations hereunder shall be finalized prior to such date).

     6. CONDEMNATION OR DESTRUCTION OF PROPERTY. In the event that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall have no obligation to repair or replace any such damage or destruction. Seller shall, upon consummation of the transaction herein provided, assign to Buyer all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty (the damage from which shall not have been repaired by Seller prior to the Closing Date), as applicable. In connection with any assignment of insurance proceeds hereunder, Seller shall assign any rent loss insurance applicable to the period from and after the Closing, and Seller shall credit Buyer with an amount equal to the applicable deductible amount under Seller's insurance; provided, however, if the amount of such deductible amount shall exceed $100,000, then unless Buyer elects to proceed with the transaction without receiving further credit for the deductible in excess of $100,000, Seller shall have the right to terminate this Agreement by notice to Buyer given on or before the Closing Date (whereupon the Escrow Deposit shall be returned to Buyer). In the event the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed $100,000 (or if a casualty is uninsured, and Seller does not elect to credit Buyer with an amount equal to the cost to repair such uninsured casualty, Seller having the right, but not the obligation, to do so), Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date and receive a refund of the Escrow Deposit.

     7.    REPRESENTATIONS AND WARRANTIES.

     A.    REPRESENTATIONS AND WARRANTIES OF SELLER.

     (1) GENERAL DISCLAIMER. Except as specifically set forth in paragraph 7A(2) below or in the documents delivered by Seller at closing pursuant to paragraph 5B(1) hereof, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the Property (including, but not limited to, the condition of the soil or the Improvements), the environmental condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that, during the Due Diligence Period, Buyer will examine, review and inspect all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in paragraph 7A(2) below or in the documents delivered by Seller at closing pursuant to paragraph 5B(1) hereof, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Owner's Policy. Without limitation thereon, Buyer hereby waives any and all rights of contribution or other rights or remedies against Seller under the Comprehensive Environmental Response, Compensation and Liability Act or any other applicable laws, rules or regulations as to all matters disclosed in the "Environmental Reports" (as hereinafter defined) and/or Buyer's environmental assessments of the Property.

     (2) LIMITED REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Buyer that, except as set forth in Exhibit "H" attached hereto and made a part hereof, Seller has no knowledge that any of the following statements is untrue (and, for this purpose, Seller's knowledge shall mean only the present actual knowledge of (i) Andrea Backman, Vice President of JMB Realty Corporation and portfolio manager overseeing Seller's investment in the Property (after having made inquiry of Seller's third party property manager with respect to the representations and warranties contained in this Agreement, but otherwise without any duty to investigate and with any imputed or constructive notice being excluded), or (ii) Courtney Lackey, the on-site manager employed by Seller's third party property manager):

     (a) RENT ROLL. Attached as Exhibit "I-1" and made a part hereof is a true, complete and accurate list, as of the date thereof, of all tenant leases respecting the Property ("Rent Roll"), and Seller has not received any written notice of a material default under any of such tenant leases that remains uncured. Except as disclosed in the Rent Roll, no Tenant Lease has been modified, altered or amended in any respect. There are no leases, tenancies or other rights of occupancy or use for any portion of the Property other than as set forth in the Rent Roll. Except as set forth in Exhibit "I-2" attached hereto and made a part hereof (the "Additional Tenant Information List"), there are no outstanding tenant improvement or leasing commission obligations of the landlord under the Tenant Leases, and no understanding or agreement with any party exists as to payment of any leasing commissions or fees regarding future tenant leases or as to the procuring of tenants. Notwithstanding anything to the contrary contained herein, Seller shall have no obligation or liability to Buyer with respect to any of the foregoing matters which shall be confirmed as correct in any tenant estoppel certificate which may be delivered hereunder.

     (b) LITIGATION. There is no pending action, litigation, condemnation or other proceeding against the Property or against Seller (or any of its partners or principals) with respect to the Property.

     (c) COMPLIANCE. Seller has received no written notice from any governmental authority having jurisdiction over the Property to the effect that the Property is not in compliance with applicable laws and ordinances.

     (d) SERVICE AGREEMENTS; OPERATING STATEMENTS. Other than those which are cancelable on 30 days' notice without payment of any fees, there are no service agreements or contracts ("Service Agreements") or other agreements (other than as expressly set forth in this Agreement) relating to the Property which will be in force on the Closing Date, except as described in Exhibit "J" attached hereto and made a part hereof, and Seller is not in monetary default or material non-monetary default thereunder that remains uncured. The documents constituting the Service Agreements that have been delivered to Buyer by Seller or its agents are true, correct and complete copies of all of the Service Agreements affecting the Property. The operating statements for the Property that have been delivered to Buyer by Seller or its agents were prepared in the ordinary course of business and are revised in connection with the operation of the Property.

     (e) DUE AUTHORITY. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a limited partnership, duly organized and validly existing under the laws of the State of Illinois, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the legal capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise set forth in this Agreement).

     (f) ENVIRONMENTAL MATTERS. Except as set forth in the reports described in Exhibit "K" attached hereto and made a part hereof (the "Environmental Reports"), Seller has received no written notice of the existence, deposit, storage, removal, burial or discharge of any material known to Seller to be a "Hazardous Material" at, upon, under or within the Property, in an amount which, in Seller's reasonable judgment, would, as of the date hereof, give rise to an "Environmental Compliance Cost". The term "Hazardous Material" shall mean (i) asbestos and any chemicals, flammable substances or explosives, any radioactive materials (including radon), any hazardous wastes or substances which have, as of the date hereof, been determined by any applicable Federal, State or local government law to be hazardous or toxic by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, and/or any instrumentality now or hereafter authorized to regulate materials and substances in the environment which has jurisdiction over the Property ("Environmental Agency"), and (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, which materials listed under items
(i) and (ii) above cause the Property (or any part thereof) to be in material violation of any applicable environmental laws or the regulations of any Environmental Agency; provided, however, that the term "Hazardous Material" shall not include (x) motor oil and gasoline contained in or discharged from vehicles not used primarily for the transport of motor oil or gasoline, or (y) materials which are stored or used in the ordinary course of a tenant's occupancy at the Property, and which are stored, used, held or disposed of in compliance with all applicable environmental laws. The term "Environmental Compliance Cost" means any reasonable out-of-pocket cost, fee or expense exceeding $2,500 and incurred directly to satisfy any requirement imposed by an Environmental Agency to bring the Property into compliance with applicable Federal, State and local laws and regulations directly relating to the existence on the Property of any Hazardous Material. Buyer hereby acknowledges that it is acquiring the Property subject to the matters disclosed in the Environmental Reports.

     B. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows: This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a real estate investment trust, duly organized and validly existing and in good standing under the laws of the State of Maryland, and is duly authorized and qualified to do all things required of it under this Agreement; and Buyer has the legal capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise set forth in this Agreement). Buyer's actual knowledge shall mean the actual knowledge of Morgan Scott or Thomas McDonough as of the Closing Date.

     C. SURVIVAL. Any cause of action of a party for a breach of the foregoing representations and warranties, or any cause of action arising out of, or related to, the Property or the transaction that is the subject of this Agreement, shall survive until September 15, 1998, at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation), and any and all obligations arising out of, or related to, the Property or the transaction that is the subject of this Agreement (and any cause of action related thereto not then in litigation) shall terminate. Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the Closing Date that any of the representations or warranties of Seller contained herein are false or inaccurate or that Seller is in breach or default of any of its obligations under this Agreement, and Buyer nonetheless closes the transactions hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder).

     8. INTERIM COVENANTS OF SELLER. Until the Closing Date or the sooner termination of this Agreement:

     A. Seller shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.

     B. Seller shall not enter into any additional service contracts or other similar agreements without the prior consent of Buyer, except those deemed reasonably necessary by Seller which are cancelable on thirty (30) days' notice (and Seller shall promptly provide Buyer with copies of all such additional service contracts prior to execution).

     C. Seller shall continue to offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and shall keep Buyer reasonably informed as to the status of leasing prior to the Closing Date. From and after the Effective Date, Seller shall not materially amend, terminate, grant concessions regarding, waive any material default under or incur any leasing commissions in connection with, the Tenant Leases, or enter in any new leases thereafter without the prior written consent of Buyer (which consent will not be unreasonably withheld or materially delayed). Notwithstanding anything herein to the contrary, Seller shall have no obligation to enter into any new leases or modifications of existing leases unless Buyer shall agree to pay all tenant improvement costs, leasing commissions and other similar costs or expenses in connection therewith (Buyer agreeing not to unreasonably withhold or unduly delay any such approval if requested by Seller).

     9. DISPOSITION OF DEPOSITS. IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY REASON OF SELLER'S DEFAULT UNDER THIS AGREEMENT OR THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF, THEN THE ESCROW DEPOSIT SHALL BE RETURNED TO BUYER, AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER; PROVIDED, HOWEVER, IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BY REASON OF A MATERIAL DEFAULT BY SELLER, BUYER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO CLOSE, THEN BUYER SHALL BE ENTITLED TO SPECIFICALLY ENFORCE THIS AGREEMENT; AND PROVIDED FURTHER HOWEVER, IF SELLER SHALL WILLFULLY TAKE ACTIONS SO AS TO PREVENT THE AVAILABILITY OF A SPECIFIC PERFORMANCE TO BUYER, BUYER SHALL BE ENTITLED TO A RETURN OF THE ESCROW DEPOSIT AND REIMBURSEMENT OF ITS ACTUAL OF-OF-POCKET COSTS PAID TO THIRD PARTIES IN CONNECTION WITH THE TRANSACTIONS HEREUNDER (SUCH REIMBURSEMENT NOT TO EXCEED $75,000 IN THE AGGREGATE). EXCEPT AS SET FORTH ABOVE, NO OTHER ACTIONS, FOR DAMAGES OR OTHERWISE, SHALL BE PERMITTED IN CONNECTION WITH ANY DEFAULT BY SELLER. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE BY REASON OF BUYER'S DEFAULT UNDER THIS AGREEMENT, THEN THE ESCROW DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE ESCROW DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S BREACH OR DEFAULT. IN THE EVENT THE SALE OF THE PROPERTY SHALL NOT BE CONSUMMATED ON ACCOUNT OF BUYER'S DEFAULT, THEN THE RETENTION OF THE ESCROW DEPOSIT SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF PARAGRAPH 10I HEREOF.

                                             _______________
     Seller's Initials                 Buyer's Initials

     10.   MISCELLANEOUS.

     A.    BROKERS.

     (1) Except as provided in subparagraph (2) below, Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and, except for any claims by Broker which are Seller's responsibility hereunder, Buyer shall indemnify and defend Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this paragraph 10A(1) shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.

     (2) If and only if the sale contemplated herein closes, Seller agrees to pay a brokerage commission to Richard Ellis, LLC (the "Broker") pursuant to separate written agreements between the Broker and Seller. The foregoing payments shall be the sole commissions, fees or payments payable to the Broker in connection with the transactions hereunder.

     B.    LIMITATION OF LIABILITY.

     (1) Notwithstanding anything to the contrary contained herein, if the closing of the transactions hereunder shall have occurred (and Buyer shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with or related in any manner to the Property (including, without limitation, the representations, warranties, indemnifications, covenants or other obligations, whether express or implied, of Seller under this Agreement or any document executed or delivered in connection herewith) shall not exceed $800,000.

     (2) No constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, JMB Realty Corporation and the individual(s) specified in paragraph 7A(2) above) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).

     C. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. The rights and remedies of Buyer and Seller specifically set forth in this Agreement shall be the sole and exclusive rights and remedies of Buyer and Seller with respect to the transaction that is the subject of this Agreement and the Property. This Agreement may not be modified or amended except by written agreement signed by both parties.

     D.    TIME OF THE ESSENCE.  Time is of the essence of this Agreement.

     E. INTERPRETATION. Paragraph headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.

     F. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

     G. SUCCESSORS AND ASSIGNS. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder); provided, however, Buyer may assign its interest in this Agreement to an "Affiliate". For purposes of this paragraph, the term "Affiliate" means: (I) an entity that directly or indirectly controls, in controlled by or is under common control with Buyer; or (ii) an entity at least a majority of whose economic interest is owned by Buyer; and the term "control" means the power to direct the management of such entity through voting rights, ownership or contractual obligations. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

     H. NOTICES. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent the addresses set forth in this paragraph. Any such notices shall be either: (a) sent by overnight delivery using a nationally recognized overnight courier, in which case notice shall be deemed delivered one business day after deposit with such courier; (b) sent by facsimile transmission, in which case notice shall be deemed delivered upon receipt of electronic confirmation of transmission of such notice; or (c) sent by personal delivery, in which case notice shall be deemed delivered upon receipt. A party's address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.

     To Buyer:

     Pacific Retail Trust
     8140 Walnut Hill Lane, Suite 400
     Dallas, Texas 75231
     Attention:  Morgan Scott
     Facsimile:  (214) 750-9033
     Telephone:  (214) 969-9500

     And To:

     Pacific Retail Trust
     14200 Culver Drive, Suite S
     Irvine, California 92604
     Attention:  Mr. Thomas E. McDonough
     Facsimile No. (714) 653-9515
     Telephone No. (714) 653-9500

     With Copy To:

     Mayer, Brown & Platt
     141 E. Palace Avenue
     Sante Fe, New Mexico 87501
     Attention:  Carrie Brower, Esq.
     Facsimile No. (505) 820-7334
     Telephone No. (505) 820-8186

     To Seller:

     JMB Income Properties, Ltd.-XII
     c/o JMB Realty Corporation
     900 North Michigan Avenue
     Chicago, Illinois 60611
     Attention:  Andrea Backman
     Facsimile No. (312) 915-1910
     Telephone No. (312) 915-2367

     With Copies To:

     Pircher, Nichols & Meeks
     1999 Avenue of the Stars
     Suite 2600
     Los Angeles, California 90067
     Attention:  Real Estate Notices (GML)
     Facsimile No. (310) 201-8922
     Telephone No. (310) 201-8900
     And To:

     Richard Ellis, LLC
     Three First National Plaza
     Chicago, Illinois 60602
     Attention:  Ms. Kathleen Casey
     Facsimile No. (312) 899-0923
     Telephone No. (312) 899-1900

     I. LEGAL COSTS. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation (including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

     J. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     K. ORIGINAL TENANT ESTOPPELS. To the extent not previously delivered to Buyer, or at or prior to the Closing, Seller shall deliver to Buyer the original Tenant Estoppels.

     L. POSSESSION. At the time of Closing, Seller shall deliver to Buyer possession of the Property, subject only to the Permitted Exceptions.

     M. DELIVERY OF BOOKS AND RECORDS. At Closing, Seller shall turn over to Buyer at the Property: the original Tenant Leases and Service Agreements; copies or originals of all books and records of account, contracts, copies of correspondence with tenants and suppliers, receipts for deposits, unpaid bills and other papers or documents which pertain to the Property; all permits and warranties; all advertising materials, booklets, keys and other items, if any, used in the operation of the Property (except those containing proprietary information relating to either Seller or its third party property manager); and, if in Seller's possession or control, the original "as-built" plans and specification. Seller shall reasonably cooperate with Buyer after Closing to transfer to Buyer any such information stored electronically. The obligations of Seller under this paragraph shall survive Closing.

     N. CONFIDENTIALITY. Seller shall make no public announcement or disclosure of any information related to this Agreement to outside brokers or third parties, before or after Closing, without the specific, prior written consent of Buyer, except for such disclosures to Seller's lenders, creditors, officers, employees and agents as are necessary to perform Seller's obligations hereunder.

     O. CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 5 p.m. (Chicago time).

     P. INFORMATION AND AUDIT COOPERATION. At Buyer's request, at any time before or after Closing, Seller shall provide to Buyer's designated independent auditor access to the books and records of the Property, and all related information, regarding the period for which Buyer is required to have the Property audited under the regulations of the Securities and Exchange Commission. The Buyer agrees to indemnify and hold harmless the Seller from any claim, damage, loss, or liability to which Seller is at any time subjected by any person who is not a party to this Agreement as a result of Seller's compliance with this paragraph.

     Q. FURTHER ASSURANCES. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, on or after Closing any further actions, documents, and will obtain such consents, as may be reasonably necessary or as may be reasonably requested to fully effectuate the purposes, terms and conditions of this Agreement or to further perfect the conveyance, transfer and assignment of the Property to Buyer.

     R. STATUS OF BUYER. In accordance with the declaration of trust of Buyer, notice is hereby given that all persons dealing with Buyer shall look solely to the assets of Buyer for the enforcement of any claim against Buyer, as neither the trustees, officers, employees nor shareholders of Buyer assume any personal liability for obligations entered into by or on behalf of Buyer.

     S. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     11.   ESCROW DEPOSIT PROVISIONS.

     A. INVESTMENT AND USE OF FUNDS. The Escrow Agent shall invest the Escrow Deposit in government insured interest-bearing accounts satisfactory to Buyer and Seller, shall not commingle the Escrow Deposit with any funds of the Escrow Agent or others, and shall promptly provide Buyer and Seller with confirmation of the investments made. If the Closing under this Agreement occurs, the Escrow Agent shall deliver the Escrow Deposit to Seller on the Closing Date.

     B.    TERMINATION BEFORE EXPIRATION OF DUE DILIGENCE PERIOD. The
Buyer shall notify the Escrow Agent of the date that the Due Diligence Period ends promptly after such date is established under this Agreement, and Escrow Agent may rely upon such notice. If Buyer elects to terminate the Purchase Agreement pursuant to paragraph 4B, Escrow Agent shall pay the entire Escrow Deposit to Buyer one business day following receipt of a copy of the notice of termination delivered to Seller by Buyer (as long as the current investment can be liquidated in one day). During the Due Diligence Period, no notice to Escrow Agent from Seller shall be required for the release of the Escrow Deposit to Buyer by Escrow Agent. The Escrow Deposit shall be released and delivered to Buyer from Escrow Agent upon Escrow Agents receipt of a copy of the notice of termination delivered to Seller by Buyer prior to the termination of the Due Diligence Period despite any objection or potential objection by Seller. Seller agrees it shall, prior to the termination of the Due Diligence Period, have no right to bring any action against Escrow Agent which would have the effect of delaying, preventing, or in any way interrupting Escrow Agent's delivery of the Escrow Deposit to Buyer pursuant to this paragraph, any remedy of Seller being against Buyer, not Escrow Agent.

     C. TERMINATION AFTER EXPIRATION OF DUE DILIGENCE PERIOD. At any time after the expiration of the Due Diligence Period, Escrow Agent shall retain the Escrow Deposit until it receives written instructions executed by both Seller and Buyer as to the disposition and disbursement of the Escrow Deposit or until ordered by final court order, decree or judgment, which is not subject to appeal, to deliver the Escrow Deposit to a particular party, in which event the Escrow Deposit shall be delivered in accordance with such notice, instruction, order, decree or judgment.

     D. INTERPLEADER. Seller and Buyer mutually agree that in the event of any controversy regarding the Escrow Deposit, unless mutual written instructions are received by the Escrow Agent directing the Escrow Deposit's disposition, the Escrow Agent shall not take any action, but instead shall await the disposition of any proceeding relating to the Escrow Deposit or, at the Escrow Agent's option, the Escrow Agent may interplead all parties and deposit the Escrow Deposit with a court of competent jurisdiction in which event the Escrow Agent may recover all of its court costs and reasonable attorneys' fees. Seller or Buyer, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Escrow Agent, as well as the reasonable attorneys' fees of the prevailing party in accordance with the other provisions of this Agreement.

     E. LIABILITY OF ESCROW AGENT. The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Seller or Buyer resulting from the Escrow Agent's mistake of law respecting the Escrow Agent's scope or nature of its duties. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.

     F. ESCROW FEE. Except as expressly provided herein to the contrary, the escrow fee, if any, charged by the Escrow Agent for holding the Escrow Deposit or conducting the Closing, shall be shared equally by Seller and Buyer.

     THE SUBMISSION OF THIS AGREEMENT FOR EXAMINATION IS NOT INTENDED TO NOR SHALL CONSTITUTE AN OFFER TO SELL, OR A RESERVATION OF, OR OPTION OR PROPOSAL OF ANY KIND FOR THE PURCHASE OF THE PROPERTY. IN NO EVENT SHALL ANY DRAFT OF THIS AGREEMENT CREATE ANY OBLIGATION OR LIABILITY, IT BEING UNDERSTOOD THAT THIS AGREEMENT SHALL BE EFFECTIVE AND BINDING ONLY WHEN A COUNTERPART HEREOF HAS BEEN EXECUTED AND DELIVERED BY EACH PARTY HERETO TO ESCROW HOLDER. ESCROW HOLDER SHALL DATE THIS AGREEMENT WITH THE DATE ON WHICH ESCROW HOLDER SHALL HAVE RECEIVED THIS AGREEMENT EXECUTED BY BOTH OPTIONEE AND OPTIONOR (AND SUCH DATE SHALL BE THE "EFFECTIVE DATE" FOR PURPOSES HEREOF).
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                 JMB INCOME PROPERTIES, LTD.-XII,
                 an Illinois limited partnership

                 By:  JMB REALTY CORPORATION,
                      a Delaware corporation
                      Corporate General Partner

                      By: ________________________
                      Name:  _____________________
                      Title: _______________________
                                       "Seller"

                 PACIFIC RETAIL TRUST,
                 a Maryland real estate investment trust

                 By: ________________________
                 Name:  _____________________
                 Title: _______________________
                                  "Buyer"


                    ESCROW HOLDER'S ACKNOWLEDGEMENT


     The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.


                      Date: ________________
                      CHICAGO TITLE INSURANCE COMPANY,
                      a Missouri corporation

                      By:   ____________________________
                      Name: ____________________________
                      Title: ____________________________
                                       "Escrow Holder"

EXHIBIT LIST



           "A"        -     Property Description

           "B"        -     Personal Property List

           "C"        -     Form of Surveyor's Certificate

           "D"        -     List of Due Diligence Materials

           "E"        -     Form of Tenant Estoppel Certificate

           "F"        -     Deed

           "G"        -     Assignment and Assumption Agreement

           "H"        -     Exceptions to Seller's Representations and
                            Warranties

           "I-1"      -     Rent Roll

           "I-2"      -     Additional Tenant Information

           "J"        -     Service Agreements

           "K"        -     Environmental Reports

                             EXHIBIT "J"

                      LIST OF SERVICE AGREEMENTS

December 31, 1997


Pacific Retail Trust
8140 Walnut Hill Lane, Suite 400
Dallas, Texas  75231
Attention:  Mr. Morgan Scott

           Re:   Amendment to Purchase Agreement and Joint Escrow
Instructions dated as of November 25, 1997 by and between JMB Income Properties, Ltd.-XII, an Illinois limited partnership and Pacific Retail Trust, a Maryland real estate investment trust

Ladies and Gentlemen:

     Reference is made to that certain Purchase Agreement and Joint Escrow Instructions dated as of November 25, 1997 (the "Purchase Agreement") by and between JMB Income Properties, Ltd.-XII, an Illinois limited partnership ("Seller") and Pacific Retail Trust, a Maryland real estate investment trust ("Buyer") with respect to "Plaza Hermosa Shopping Center".

All of the terms used herein with capitalized initial letters and not otherwise defined in this letter agreement (the "Letter Agreement") shall have the meanings as set forth in the Purchase Agreement.

     The parties hereby agree that, in consideration of the mutual undertakings of the parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the second sentence of paragraph 5 of the Purchase Agreement is hereby amended in its entirety to read as follows:

           "As used herein, "Closing Date" means January 5, 1998, or such earlier date as may be agreed upon by Buyer and Seller in writing."

     Except as otherwise expressly modified herein, the Purchase Agreement shall remain unmodified and in full force and effect.

     This Letter Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. This Agreement may be executed by facsimile.

     Please indicate your consent to the foregoing by signing where noted below.
                                  Very truly yours,



                                  JMB INCOME PROPERTIES, LTD.-XII,
                                  an Illinois limited partnership

                                  By:  JMB REALTY CORPORATION,
                                       a Delaware corporation
                                       Corporate General Partner
                                       By:
                                       Name:
                                       Title:


AGREED AND ACCEPTED AS OF THE
DATE FIRST ABOVE WRITTEN:

     PACIFIC RETAIL TRUST,
     a Maryland real estate investment trust

     By:
     Name:
     Title:

January 5, 1998


Pacific Retail Trust
8140 Walnut Hill Lane, Suite 400
Dallas, Texas  75231
Attention:  Mr. Morgan Scott

           Re:   Second Amendment to Purchase Agreement and Joint Escrow
Instructions dated as of November 25, 1997 by and between JMB Income Properties, Ltd.-XII, an Illinois limited partnership ("Seller") and Pacific Retail Trust, a Maryland real estate investment trust ("Buyer")

Ladies and Gentlemen:

     Reference is made to that certain Purchase Agreement and Joint Escrow Instructions dated as of November 25, 1997 (the "Purchase Agreement") by and between Seller and Buyer, as amended by that certain Amendment to Purchase Agreement and Joint Escrow Instructions dated as of December 31, 1997 (collectively, the "Purchase Agreement"), with respect to "Plaza Hermosa Shopping Center". All of the terms used herein with capitalized initial letters and not otherwise defined in this letter agreement (the "Letter Agreement") shall have the meanings as set forth in the Purchase Agreement.

     The parties hereby agree that, in consideration of the mutual undertakings of the parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the second sentence of paragraph 5 of the Purchase Agreement is hereby amended in its entirety to read as follows:

           "As used herein, "Closing Date" means January 6,
1998, or such earlier date as may be agreed upon by Buyer and Seller in writing."

     Except as otherwise expressly modified herein, the Purchase Agreement shall remain unmodified and in full force and effect.

     This Letter Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. This Agreement may be executed by facsimile.

     Please indicate your consent to the foregoing by signing where noted below.
                                  Very truly yours,


                            JMB INCOME PROPERTIES, LTD.-XII,
                            an Illinois limited partnership

                                  By:  JMB REALTY CORPORATION,
                                  a Delaware corporation
                                  Corporate General Partner
                                  By:
                                  Name:
                                  Title:

AGREED AND ACCEPTED AS OF THE
DATE FIRST ABOVE WRITTEN:
PACIFIC RETAIL TRUST,
a Maryland real estate investment trust

By:
Name:
Title:

January 6, 1998


Pacific Retail Trust
8140 Walnut Hill Lane, Suite 400
Dallas, Texas  75231
Attention:  Mr. Morgan Scott

           Re:   Fourth Amendment to Purchase Agreement and Joint Escrow
Instructions dated as of November 25, 1997 by and between JMB Income Properties, Ltd.-XII, an Illinois limited partnership ("Seller") and Pacific Retail Trust, a Maryland real estate investment trust ("Buyer")

Ladies and Gentlemen:

     Reference is made to that certain Purchase Agreement and Joint Escrow Instructions dated as of November 25, 1997 (the "Purchase Agreement") by and between Seller and Buyer, as amended by that certain Amendment to Purchase Agreement and Joint Escrow Instructions dated as of December 31, 1997, as further amended by that certain Second Amendment to Purchase Agreement and Joint Escrow Instructions dated as of January 5, 1998, and as further amended by that certain Third Amendment to Purchase Agreement and Joint Escrow Instructions dated as of January 6, 1998 (collectively, the "Purchase Agreement"), with respect to "Plaza Hermosa Shopping Center".
All of the terms used herein with capitalized initial letters and not otherwise defined in this letter agreement (the "Letter Agreement") shall have the meanings as set forth in the Purchase Agreement.

     The parties hereby agree that, in consideration of the mutual undertakings of the parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the second sentence of paragraph 5 of the Purchase Agreement is hereby amended in its entirety to read as follows:

           "As used herein, "Closing Date" means January 9,
1998, or such earlier date as may be agreed upon by Buyer and Seller in writing."

     Except as otherwise expressly modified herein, the Purchase Agreement shall remain unmodified and in full force and effect.

     This Letter Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. This Agreement may be executed by facsimile.

     Please indicate your consent to the foregoing by signing where noted below.

                                  Very truly yours,



                                  JMB INCOME PROPERTIES, LTD.-XII,
                                  an Illinois limited partnership

                                  By:  JMB REALTY CORPORATION,
                                       a Delaware corporation
                                       Corporate General Partner
                                       By:
                                       Name:
                                       Title:

AGREED AND ACCEPTED AS OF THE
DATE FIRST ABOVE WRITTEN:

     PACIFIC RETAIL TRUST,
     a Maryland real estate investment trust

     By:
     Name:
     Title:

January 9, 1998


Pacific Retail Trust
8140 Walnut Hill Lane, Suite 400
Dallas, Texas  75231
Attention:  Mr. Morgan Scott

           Re:   Fifth Amendment to Purchase Agreement and Joint Escrow
Instructions dated as of November 25, 1997 by and between JMB Income Properties, Ltd.-XII, an Illinois limited partnership ("Seller") and Pacific Retail Trust, a Maryland real estate investment trust ("Buyer")

Ladies and Gentlemen:

     Reference is made to that certain Purchase Agreement and Joint Escrow Instructions dated as of November 25, 1997, by and between Seller and Buyer, as amended by that certain Amendment to Purchase Agreement and Joint Escrow Instructions dated as of December 31, 1997, as further amended by that certain Second Amendment to Purchase Agreement and Joint Escrow Instructions dated as of January 5, 1998, as further amended by that certain Third Amendment to Purchase Agreement and Joint Escrow Instructions dated as of January 6, 1998, and as further amended by that certain Fourth Amendment to Purchase Agreement and Joint Escrow Instructions dated as of January 6, 1998 (collectively, the "Purchase Agreement"), with respect to "Plaza Hermosa Shopping Center". All of the terms used herein with capitalized initial letters and not otherwise defined in this letter agreement (the "Letter Agreement") shall have the meanings as set forth in the Purchase Agreement.

     The parties hereby agree that, in consideration of the mutual undertakings of the parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the second sentence of paragraph 5 of the Purchase Agreement is hereby amended in its entirety to read as follows:

           "As used herein, "Closing Date" means January 13,
1998, or such earlier date as may be agreed upon by Buyer and Seller in writing."

     Except as otherwise expressly modified herein, the Purchase Agreement shall remain unmodified and in full force and effect.

     This Letter Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. This Agreement may be executed by facsimile.
     Please indicate your consent to the foregoing by signing where noted below.

                                  Very truly yours,



                                  JMB INCOME PROPERTIES, LTD.-XII,
                                  an Illinois limited partnership

                                  By:  JMB REALTY CORPORATION,
                                       a Delaware corporation
                                       Corporate General Partner
                                       By:
                                       Name:
                                       Title:


AGREED AND ACCEPTED AS OF THE
DATE FIRST ABOVE WRITTEN:

     PACIFIC RETAIL TRUST,
     a Maryland real estate investment trust

     By:
     Name:
     Title :

                         PACIFIC RETAIL TRUST
                   8140 Walnut Hill Lane, Suite 8140
                         Dallas, Texas  75231
                             214/696-9500
                          214/750-9033 (fax)

                            January 6, 1998


VIA FACSIMILE (312/915-2367)

JMB INCOME PROPERTIES, LTD.-XII
c/o JMB Realty Corporation
900 North Michigan Avenue
Chicago, IL  60611
Attn:  Andrea Backman

     Re:   Third Amendment to Purchase Agreement and Joint Escrow
Instructions dated as of November 24, 1997 (as amended, the "Purchase Agreement") by and between JMB INCOME PROPERTIES, LTD.-XII ("Seller") and PACIFIC RETAIL TRUST, a Maryland real estate investment trust ("Buyer"), for the property known as Plaza Hermosa, Hermosa Beach, California (the "Property")

Dear Ms. Backman:

     This letter sets forth our agreement concerning certain matters relating to the Purchase Agreement. Terms used herein and not otherwise defined shall have the respective meanings given such terms in the Purchase Agreement.

     In consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we agree as follows:

     1. The Purchase Price as set forth in Section 2 of the Purchase Agreement is hereby reduced by $265,000, such that the Purchase Price shall be $13,335,000.

     2. (a) With respect to the exception to Seller's representations and warranties set forth in Section 7.A(2) and Exhibit "H" of the Purchase Agreement, regarding potential litigation with Fran's Hallmark, and the provisions of the estoppel certificate dated December 10, 1997, regarding common area maintenance charges and taxes (the "Fran's Dispute"), Seller agrees to set aside at Closing, from the proceeds due Seller, the amount of $40,000 (the "Escrow Funds"), to be held by Escrow Agent in accordance with the terms and provisions of this letter agreement. Escrow Agent shall invest the Escrow Funds in government-insured interest-bearing accounts satisfactory to Buyer and Seller, shall not commingle the Escrow Funds with any funds of Escrow Agent, and shall promptly provide Buyer and Seller with confirmation of the investments made. All interest accruing on the Escrow Funds shall be deemed to be a part of the Escrow Funds. Any escrow fee due Escrow Agent, if any, for its services pursuant to this letter agreement shall be deducted from the Escrow Funds at the time of disbursement of the Escrow Funds as set forth below.

           (b) Buyer shall use reasonable efforts to resolve the Fran's Dispute in good faith no later than September 15, 1998. In the event Buyer settles the Fran's Dispute by such date, Buyer shall be entitled,


JMB Income Properties, Ltd.-XII
Attn:  Andrea Backman
January 6, 1998
Page 2


upon written notice to Seller and Escrow Agent, to direct Escrow Agent to disburse the Escrow Funds as follows: (i) to Fran's Hallmark, the amount of such settlement; (ii) to Buyer, the amount of Buyer's reasonable legal fees incurred by Buyer in connection with negotiating such settlement (such settlement negotiation legal fees not to exceed $5,000), plus any reasonable legal fees incurred by Buyer regarding any litigation with Fran's Hallmark in connection with the Fran's Dispute; and (iii) to Seller, any remaining Escrow Funds.

           (c) Seller shall have the right to participate jointly with Buyer in connection with any settlement discussions with Fran's Hallmark. Unless otherwise consented to by Seller in its sole discretion, any settlement with Fran's Hallmark shall contain a full release of Seller by all appropriate parties regarding the Fran's Dispute.

           (d) In the event such settlement contains such a release but results in a settlement amount which exceeds $20,000 (without, however, taking into account any reasonable legal fees due to Buyer), Seller shall have the right of reasonable approval of such settlement. If the settlement contains such a release but results in a settlement amount which amounts is less than or equal to $20,000, Seller's consent shall not be required.

           (e) If Buyer does not settle the Fran's Dispute by September 15, 1998, Escrow Agent shall disburse the Escrow Funds as follows: (i) to Buyer, $20,000 plus Buyer's reasonable legal fees (whether incurred in connection with (i) settlement negotiations [but subject to the maximum of $5,000] or (ii) as a result of litigation with Fran's Hallmark), and (ii) the remainder to Seller.

           (f) In consideration of Seller's agreeing to this paragraph 2 of this letter agreement, Buyer hereby waives any rights it may have had against Seller in connection with the Fran's Dispute. Seller's liability for any and all obligations or liabilities arising with respect to the Fran's dispute shall be limited to the Escrow Funds. Except as otherwise set forth herein, Buyer agrees to take subject to and assume any and all liabilities and obligation arising with respect to the Fran's Dispute. Buyer hereby releases Seller from any and all losses, costs, damages or expenses (including attorneys' fees and costs) in excess of the Escrow Funds regarding the Fran's Dispute.

           (g) The limitation on Seller's liabilities created pursuant to this letter agreement shall be in addition to and not a limitation on the provisions set forth in Section 10.B of the Purchase Agreement.

     3. Seller shall deliver, prior to Closing, proof of payment (reasonable acceptable to Purchaser) of the following rent credits; (a) $21,180 regarding Wherehouse; and (b) $1,442.76 regarding Blockbuster.

     4. This agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same agreement. The parties hereto may execute and deliver this agreement by forwarding facsimile, telefax, or other means of copies of this agreement showing execution by the parties sending the same, and the parties agree and intend that such signature shall have the same effect

JMB Income Properties, Ltd.-XII
Attn:  Andrea Backman
January 6, 1998
Page 3


as an original signature, that the parties shall be bound and such means of execution and delivery, and that the parties hereby waive any defense to validity based on any such copies or signatures.

     5. Except as amended hereby, the Purchase Agreement shall remain in full force and effect as originally written and executed and previously amended.

     Please acknowledge your agreement to the foregoing by executing a copy of this letter, and returning it to the undersigned by facsimile transmission.

                            Sincerely yours,

                            PACIFIC RETAIL TRUST


                            By:  /s/ Morgan L. Scott
                                  ---------------------------
                            Name: /s/ Morgan L. Scott
                                  ---------------------------
Date:  1/6/97               Title: Vice President
      ---------------              --------------------------
                                                    "Buyer"


                            AGREED TO AND ACCEPTED:

                            JMB INCOME PROPERTIES, LTD.-XII, an Illinois limited partnership

                            By:   JMB Realty Corporation, a Delaware
corporation, its corporate general partner

                            By:
                                  ---------------------------
                            Name:
                                  ---------------------------
Date:                       Title:
      ---------------              --------------------------
                                                    "Seller"

cc:  Gregg Bernhard (310/201-8922)
     Morgan Scott (214/750-9033)
     Tom McDonough (714/653-9515)
     Matt Seeberger (505/820-7334)
     Marley Harrill (213/891-0834)
     Frank Jansen (213/891-0834)
     Fran Butler (213/488-4386)
     Nate Glover (213/488-4385)
     Kathy Casey (312/899-0923)

JMB Income Properties, Ltd.-XII
Attn:  Andrea Backman
January 6, 1998
Page 3


as an original signature, that the parties shall be bound and such means of execution and delivery, and that the parties hereby waive any defense to validity based on any such copies or signatures.

     5. Except as amended hereby, the Purchase Agreement shall remain in full force and effect as originally written and executed and previously amended.

     Please acknowledge your agreement to the foregoing by executing a copy of this letter, and returning it to the undersigned by facsimile transmission.

                            Sincerely yours,

                            PACIFIC RETAIL TRUST


                            By:
                                  ---------------------------
                            Name:
                                  ---------------------------
Date:                       Title:
      ---------------              --------------------------
                                                    "Buyer"


                            AGREED TO AND ACCEPTED:

                            JMB INCOME PROPERTIES, LTD.-XII, an Illinois limited partnership

                            By:   JMB Realty Corporation, a Delaware
corporation, its corporate general partner

                            By:  /s/ Andrea M. Backman
                                  ---------------------------
                            Name: /s/ Andrea M. Backman
                                  ---------------------------
Date:  1/7/98               Title: Vice President
      ---------------              --------------------------
                                                   "Seller"

cc:  Gregg Bernhard (310/201-8922)
     Morgan Scott (214/750-9033)
     Tom McDonough (714/653-9515)
     Matt Seeberger (505/820-7334)
     Marley Harrill (213/891-0834)
     Frank Jansen (213/891-0834)
     Fran Butler (213/488-4386)
     Nate Glover (213/488-4385)
     Kathy Casey (312/899-0923)